EXHIBIT 99.4

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT dated as of February 19, 2005 ("SECURITY AGREEMENT"), is made by VIRTGAME CORP., a Delaware corporation ("GRANTOR"), in favor of MIKOHN GAMING CORPORATION, D/B/A PROGRESSIVE GAMING INTERNATIONAL CORPORATION, a Nevada corporation ("SECURED PARTY").

                                    RECITALS

      A. Secured Party has made and has agreed to make certain advances of money and to extend certain financial accommodations to Grantor as evidenced by that certain Secured Promissory Note dated February 19, 2005 executed by Grantor in favor of Secured Party (the "NOTE"), such advances, future advances, and financial accommodations being referred to herein as the "LOANS".

      B. Secured Party is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to Secured Party this Security Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in order to induce Secured Party to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

      1. DEFINED TERMS. When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

      "BANKRUPTCY CODE" means Title XI of the United States Code.

      "COLLATERAL" shall have the meaning assigned to such term in Section 2 of this Security Agreement.

      "CONTRACTS" means all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

      "COPYRIGHT LICENSE" means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in or to any Copyright or Copyright registration (whether Grantor is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a copyright owned by a third party.

      "COPYRIGHTS" means all of the following now owned or hereafter acquired or created (as a work for hire for the benefit of Grantor) by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, in whole or in part: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications, recordings and proceedings in the

United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

      "EVENT OF DEFAULT" means (i) any failure by Grantor forthwith to pay or perform any of the Secured Obligations, (ii) any report, information or notice made to, obtained or received by Secured Party at any time after the date hereof shall indicate that Secured Party's security interest in the Collateral is not prior to all other security interests or other interests in the Collateral reflected in such report, information or notice, (iii) any breach by Grantor of any warranty, representation, or covenant set forth herein, and (iv) any "Event of Default" as defined in the Note.

      "GAMING AUTHORITIES" means any or all licensing, gaming and regulatory and other governmental authorities having jurisdiction over gaming activities and operations in any jurisdiction and whose approval, authorization, consent or waiver is necessary or appropriate under Gaming Laws for the ownership of an interest in any person, the operation of any person's business or for the consummation of the transactions contemplated by this Security Agreement.

      "GAMING LAWS" means, with respect to any person, any federal, local, municipal, tribal, foreign or other law, statute, constitution, resolution, ordinance, code, edict, decree, rule, regulation, permit, consent, approval, license, judgment, order, injunction, authorization, ruling or requirement issued, enacted, adopted, promulgated, implemented, governing or otherwise put into effect by or under the authority of any Gaming Authorities relating to the current or contemplated gaming activities and operations of such person and its affiliates.

      "INTELLECTUAL PROPERTY" means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include, in any event, any Copyright, Trademark, Patent, trade secret, customer list, marketing plan, internet domain name (including any right related to the registration thereof), proprietary or confidential information, mask work, source, object or other programming code, ideas, concepts, products, demos, inventions (whether or not patented or patentable), formulas, works in process, systems, technologies, technical information, procedures, designs, diagrams, structures, plans, knowledge, specifications, know-how, software, data base, data, skill, expertise, recipe, experience, process, model, drawing, material or record.

      "LICENSE" means any Copyright License, Patent License, Trademark License or other license of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include any renewals or extensions of any of the foregoing thereof.

      "LIEN" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

      "PATENT LICENSE" means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right with respect to any invention on which a Patent is in existence (whether Grantor is the licensee or the licensor thereunder).

      "PATENTS" means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (f) rights to sue for past, present and future infringements of any patent.

      "PERMITTED LIEN" means: (a) any Liens existing on the date of this Security Agreement and set forth on SCHEDULE A attached hereto; (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Secured Party's security interests created hereunder; (c) Liens (i) upon or in any Equipment acquired or held by Grantor to secure the purchase price of such Equipment or indebtedness (including capital leases) incurred solely for the purpose of financing the acquisition of such Equipment or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the Equipment so acquired, improvements thereon and the Proceeds of such Equipment; (d) leases or subleases and licenses or sublicenses granted to others in the ordinary course of Grantor's business if such are not otherwise prohibited under this Security Agreement and do not interfere in any material respect with the business of Grantor; (e) any right, title or interest of a licensor under a license provided that such license or sublicense does not prohibit the grant of the security interest granted hereunder; (f) Liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment has not caused or resulted in an Event of Default; (g) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar Liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Grantor; (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (i) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; and
(j) liens in favor of a securities intermediary pursuant to such securities intermediary's customary customer account agreement; provided that any such Liens shall at no time secure any indebtedness or obligations other than customary fees and charges payable to such securities intermediary.

      "SECURED OBLIGATIONS" means (a) the obligation of Grantor to repay Secured Party all of the unpaid principal amount of, and accrued interest on (including any interest that accrues after the commencement of bankruptcy), the Loans, (b) the obligation of Grantor to pay any fees, costs or expenses of Secured Party under the Note or this Security Agreement, and (c) all other indebtedness, liabilities and obligations of Grantor to Secured Party (other than non-financial obligations of Grantor under that certain Agreement and Plan of Merger and Reorganization of even date herewith by and among Secured Party, Viking Acquisition Sub, Inc., a Delaware corporation, Viking Merger Subsidiary, LLC, a Delaware limited liability company and Grantor), whether now existing or hereafter incurred, and whether created under, arising out of or in connection with any written agreement or otherwise.

      "SECURITY AGREEMENT" means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.

      "TRADEMARK LICENSE" means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in and to any Trademark or Trademark registration (whether Grantor is the licensee or the licensor thereunder).

      "TRADEMARKS" means any of the following in which Grantor now holds or hereafter acquires any interest: (a) any trademarks, tradenames, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the "Marks"); (b) any reissues, extensions or renewals thereof; (c) the goodwill of the business symbolized by or associated with the Marks; (d) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (e) rights to sue for past, present and future infringements of the Marks.

      "UCC" means the Uniform Commercial Code as the same may from time to time be in effect in the State of California (and each reference in this Security Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the State of California) shall refer to that Article (or Division, as applicable) as from time to time in effect; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

      In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: "Account", "Account Debtor", "Chattel Paper", "Commercial Tort Claims", "Commodity Account", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangible", "Goods", "Instrument", "Inventory", "Investment Property", "Letter-of-Credit Right", "Money", "Payment Intangibles", "Proceeds", "Promissory Notes", "Securities Account", and "Supporting Obligations". Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

      2. GRANT OF SECURITY INTEREST. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party to cause the Loans to be made, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured Party, a security interest in all of Grantor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (all of which being collectively referred to herein as the "COLLATERAL"):

            (A) All Accounts of Grantor;

            (B) All Chattel Paper of Grantor;

            (C) The Commercial Tort Claims of Grantor more particularly described on Schedule F attached hereto;

            (D) All Commodity Accounts of Grantor;

            (E) All Contracts of Grantor;

            (F) All Deposit Accounts of Grantor;

            (G) All Documents of Grantor;

            (H) All General Intangibles of Grantor;

            (I) All Goods of Grantor, including without limitation, Equipment, Inventory and Fixtures;

            (J) All Instruments of Grantor, including, without limitation, Promissory Note;

            (K) All Investment Property of Grantor;

            (L) All Letter-of Credit Rights of Grantor;

            (M) All Money of Grantor;

            (N) All Securities Accounts of Grantor;

            (O) All Supporting Obligations of Grantor;

            (P) All property of Grantor held by Secured Party, or any other party for whom Secured Party is acting as agent, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;

            (Q) All other goods and personal property of Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Grantor; and

            (R) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

      Notwithstanding the foregoing provisions of this Section 2, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include: (a) "intent-to-use" trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, (b) any license, permit, or authorization issued by any Gaming Authorities, or any other Collateral, which may not be pledged or in which a security interest may not be granted under Gaming Laws or by directive of any Gaming Authorities, or which, under the terms of any such license, permit, or authorization, would require an a finding of suitability or other similar approval from or waiver of any Gaming Authorities prior to being encumbered, pledged, hypothecated, or given as collateral security (to the extent such finding or approval has not already been obtained) or (c) any Account, Chattel Paper, General Intangible or Promissory Note in which Grantor has any right, title or interest if and to the extent such Account, Chattel Paper, General Intangible or Promissory Note includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Account, Chattel Paper, General Intangible or Promissory Note to enforce any remedy with respect thereto; provided that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such Account, Chattel Paper, General Intangible or Promissory Note or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity); provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Grantor shall be deemed to have granted on the date hereof a security interest in, all its rights, title and interests in and to such Account, Chattel Paper, General Intangible or Promissory Note as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Secured Party's unconditional continuing security interest in and to all rights, title and interests of Grantor in or to any payment obligations or other rights to receive monies due or to become due under any such Account, Chattel Paper, General Intangible or Promissory Note and in any such monies and other proceeds of such Account, Chattel Paper, General Intangible or Promissory Note.

      If Grantor shall at any time acquire a Commercial Tort Claim, Grantor shall immediately notify Secured Party in a writing signed by Grantor of the brief details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to Secured Party.

      3. RIGHTS OF SECURED PARTY; COLLECTION OF ACCOUNTS.

            (A) Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts, Chattel Paper, Documents, Instruments and Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract, Chattel Paper, Document, Instrument, and License. Secured Party shall not have any obligation or liability under any such Contract, Chattel Paper, Document, Instrument, or License by reason of or arising out of this Security Agreement or the granting to Secured Party of a lien therein or the receipt by Secured Party of any payment relating to any such Contract, Chattel Paper, Document, Instrument, or License pursuant hereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any such Contract, Chattel Paper, Document, Instrument, or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Contract, Chattel Paper, Document, Instrument, or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (B) Secured Party authorizes Grantor to collect its Accounts, provided that such collection is performed in a prudent and businesslike manner, and Secured Party may, upon the occurrence and during the continuation of any Event of Default and without notice, limit or terminate said authority at any time. At the request of Secured Party, Grantor shall deliver all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

            (C) Subject to applicable Gaming Laws, Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default, without notifying Grantor of its intention to do so, notify Account Debtors of Grantor, parties to the Contracts of Grantor, and obligors in respect of Instruments of Grantor and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Secured Party and that payments shall be made directly to Secured Party. Upon the occurrence and during the continuance of any Event of Default, upon the request of Secured Party, Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Secured Party may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to Secured Party's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

      4. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Secured Party that:

            (A) Except for the security interest granted to Secured Party under this Security Agreement and Permitted Liens, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens.

            (B) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of Secured Party pursuant to this Security Agreement and except for Permitted Liens.

            (C) This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights and will create a legal and valid security interest in the Collateral in which Grantor later acquires rights.

            (D) Grantor's taxpayer identification number is set forth in the signature page hereof. If Grantor is a corporation, limited liability company, limited partnership, corporate trust or other registered organization, the State (or if not a state, the other jurisdiction) under whose law such registered organization was organized is set forth on the signature page hereof. Grantor's chief executive office, principal place of business, and the place where Grantor maintains its records concerning the Collateral are presently located at the address et forth on the signature page hereof. The Collateral consisting of Goods, other than motor vehicles and other mobile goods, is presently located at such address and at such additional addresses set forth on Schedule B attached hereto.

            (E) All Collateral of Grantor existing as of the date hereof consisting of Chattel Paper, Instruments or Investment Property comprising certificated securities is set forth on Schedule C attached hereto. All action necessary or desirable to protect and perfect such security interest in each item set forth on Schedule C, including the delivery of all originals thereof, duly endorsed to Secured Party, has been duly taken. The security interest of Secured Party in the Collateral listed on Schedule C is prior in right and interest to all other Liens (other than Permitted Liens) and is enforceable as such against creditors of and purchasers from Grantor.

            (F) The name and address of each depository institution at which Grantor maintains any Deposit Account and the account number and account name of each such Deposit Account is listed on Schedule D attached hereto. The name and address of each securities intermediary or commodity intermediary at which Grantor maintains any Securities Account or Commodity Account and the account number and account name is listed on Schedule D attached hereto. Grantor agrees to amend Schedule D from time to time within five (5) business days after opening any additional Deposit Account, Securities Account or Commodity Account, or closing or changing the account name or number on any existing Deposit Account, Securities Account, or Commodity Account.

            (G) None of the Investment Property of Grantor has been transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such transfer may be subject.

            (H) All Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses now owned, held or in which Grantor otherwise has any interest are listed on Schedule E attached hereto. Grantor shall amend Schedule E from time to time in accordance with Section 5.9 below to reflect any additions to or deletions from this list. Except as set forth on Schedule E, none of the Patents, Trademarks or Copyrights have been licensed to any third party.

      5. COVENANTS. Grantor covenants and agrees with Secured Party that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full and any commitment of Secured Party to make Loans to Grantor has expired or terminated:

            5.1 DISPOSITION OF COLLATERAL. Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, other than (a) the sale of Inventory, (b) the granting of non-exclusive Licenses, and (c) the disposal of worn-out or obsolete Equipment, all in the ordinary course of Grantor's business.

            5.2 CHANGE OF JURISDICTION OF ORGANIZATION, RELOCATION OF BUSINESS OR COLLATERAL. Grantor shall not change its jurisdiction of organization, relocate its chief executive office, principal place of business or its records, or allow the relocation of any Collateral (except as allowed pursuant to Section
5.1 immediately above) from such address(es) provided to Secured Party pursuant to Section 4(d) above without thirty (30) days prior written notice to Secured Party.

            5.3 LIMITATION ON LIENS ON COLLATERAL. Grantor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except (a) Permitted Liens and (b) the Lien granted to Secured Party under this Security Agreement. Grantor shall further defend the right, title and interest of Secured Party in and to any of Grantor's rights under the Collateral against the claims and demands of all persons whomsoever.

            5.4 LIMITATIONS ON MODIFICATIONS OF ACCOUNTS, ETC. Upon the occurrence and during the continuance of any Event of Default, Grantor shall not, without Secured Party's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper, Instruments or amounts due under any Contract or Document, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts and rebates granted in the ordinary course of Grantor's business.

            5.5 INSURANCE. Grantor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor.

            5.6 TAXES, ASSESSMENTS, ETC. Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Goods, except to the extent the validity thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

            5.7 MAINTENANCE OF RECORDS. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. Grantor shall not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Secured Party indicating that Secured Party has a security interest in the Chattel Paper.

            5.8 REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS. Grantor shall promptly register or cause to be registered (to the extent not already registered) the most recent version of any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License, which, individually or in the aggregate, is material to the conduct of Grantor's business, with the United States Copyright Office or Patent and Trademark Office, as applicable, including, without limitation, in all such cases the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Grantor shall register or cause to be registered with the United States Copyright Office or Patent and Trademark Office, as applicable, those additional rights and interests developed or acquired by Grantor after the date of this Security Agreement, including, without limitation, any additions to the rights and interests of Grantor listed on Schedule E hereto, which individually or in the aggregate, are material to the conduct of Grantor's business.

            5.9 NOTIFICATION REGARDING CHANGES IN INTELLECTUAL PROPERTY. Grantor shall:

            (A) promptly advise Secured Party in writing of any subsequent ownership right or interest of the Grantor in or to any Copyright, Patent, Trademark or License not specified on Schedule E hereto, and shall amend or permit Secured Party to amend such Schedule, as necessary, to reflect any addition or deletion to such ownership rights;

            (B) promptly give Secured Party written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any; and

            (C) (i) give Secured Party not less than 30 days prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed, and (ii) prior to the filing of any such applications or registrations, shall execute such documents as Secured Party may reasonably request for Secured Party to maintain its perfection and priority in such intellectual property rights to be registered by Grantor, and upon the request of Secured Party, shall file such documents simultaneously with the filing of any such applications or registrations. Upon filing any such applications or registrations with the United States Copyright Office, Grantor shall promptly provide Secured Party with (x) a copy of such applications or registrations, without the exhibits, if any, thereto, (y) evidence of the filing of any documents requested by Secured Party to be filed for Secured Party to maintain the perfection and priority of its security interest in such intellectual property rights, and (z) the date of such filing.

            (D) Secured Party may audit Grantor's Intellectual Property to confirm compliance with Section 5.8 and this Section 5.9, provided such audit may not occur more often than twice per year, unless an Event of Default has occurred and is continuing. Secured Party shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this Section 5.9 to take but which Grantor fails to take, after five (5) days' notice to Grantor (provided that no such notice shall be required if an Event of Default has occurred and is continuing). Grantor shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under Section 5.8 or this
Section 5.9.

            5.10 DEFENSE OF INTELLECTUAL PROPERTY. Grantor shall (a) protect, defend and maintain the validity and enforceability of its Copyrights, Patents and Trademarks, (b) use its best efforts to detect infringements of its Copyrights, Patents and Trademarks and promptly advise Secured Party in writing of material infringements detected and (c) not allow any of its Copyrights, Patents or Trademarks to be abandoned, forfeited or dedicated to the public without the prior written consent of Secured Party.

            5.11 FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement, including, without limitation, (a) using its best efforts to secure all consents and approvals necessary or appropriate for the grant of a security interest to Secured Party in any item of Collateral held by Grantor or in which Grantor has any right or interest, (b) executing, delivering and causing to be filed any financing or continuation statements (including "in lieu" continuation statements) under the UCC with respect to the security interests granted hereby, (c) filing or cooperating with Secured Party in filing any forms or other documents required to be recorded with the United States Patent and Trademark Office, United States Copyright Office, or any actions, filings, recordings or registrations in any foreign jurisdiction or under any international treaty, required to secure or protect Secured Party's interest in the Collateral, (d) transferring the Collateral to Secured Party's possession (if a security interest in such Collateral can be perfected only by possession),
(e) at Secured Party's reasonable request, placing the interest of Secured Party as lienholder on the certificate of title (or similar evidence of ownership) of any vehicle, watercraft or other item of Collateral owned by Grantor which is covered by a certificate of title (or similar evidence of ownership), (f) executing and delivering and causing the applicable depository institution, securities intermediary, commodity intermediary or issuer or nominated party under a letter of credit to execute and deliver a collateral control agreement with respect to each Deposit Account, Securities Account or Commodity Account or Letter-of-Credit Right in or to which Grantor now or hereafter has any right or interest in order to perfect the security interest created hereunder in favor of Secured Party (including giving Secured Party "control" over such Collateral within the meaning of the applicable provisions of Article 8 and Article 9 of the UCC), (g) at Secured Party's reasonable request, executing and delivering or causing to be delivered written notice to insurers of Secured Party's security interest in, or claim in or under, any policy of insurance (including unearned premiums) and (h) at Secured Party's reasonable request, using its best efforts to obtain acknowledgments from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral may from time to time be stored or located. Secured Party may at any time and from time to time file financing statements, continuation statements (including "in lieu" continuation statements) and amendments thereto that describe the Collateral as all assets of Grantor or words of similar effect. Any such financing statements, continuation statements or amendments may be signed by Secured Party on behalf of Grantor and may be filed at any time in any jurisdiction. Grantor also hereby authorizes Secured Party to file any such financing or continuation statement (including "in lieu" continuation statements) without the signature of Grantor. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business and any Instrument in the outstanding or stated amount of less than $10,000, shall be duly endorsed in a manner reasonably satisfactory to Secured Party and delivered to Secured Party promptly and in any event within five (5) business days of Grantor's receipt thereof.

      6. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT; PERFORMANCE BY SECURED PARTY.

            (A) Subject to Section 6(b) below and to applicable Gaming Laws, Grantor hereby irrevocably constitutes and appoints Secured Party, and any officer or agent of Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full, irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time at Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following:

                  (I) to ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of Grantor, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral and to file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such monies due under any Collateral whenever payable;

                  (II) to pay or discharge any Liens, including, without limitation, any tax lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of Secured Party and not Grantor;

                  (III) to (1) direct any person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to Secured Party or as Secured Party shall direct, (2) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (5) defend any suit, action or proceeding brought against Grantor with respect to any Collateral, (6) settle, compromise or adjust any suit, action or proceeding described above, and in connection therewith, give such discharges or releases as Secured Party may deem appropriate, (7) license, or, to the extent permitted by an applicable License, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, Patent or Trademark throughout the world for such term or terms, on such conditions and in such manner as Secured Party shall in its discretion determine and (8) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes; and

                  (IV) to do, at Secured Party's option and Grantor's expense, at any time, or from time to time, all acts and things which Secured Party may reasonably deem necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.

            (B) Secured Party agrees that, except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney or any rights granted to Secured Party pursuant to this Section 6. Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely and indefeasibly paid and performed in full and Secured Party no longer has any commitment to make any Loans to Grantor.

            (C) If Grantor fails to perform or comply with any of its agreements contained herein and Secured Party, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses, including reasonable attorneys' fees and costs, of Secured Party incurred in connection with such performance or compliance, together with interest thereon at a rate of interest equal to the highest per annum rate of interest charged on the Loans, shall be payable by Grantor to Secured Party within five (5) business days of demand and shall constitute Secured Obligations secured hereby.

      7. RIGHTS AND REMEDIES UPON DEFAULT. After any Event of Default shall have occurred and while such Event of Default is continuing, subject to applicable Gaming Laws:

                  (A) Secured Party may exercise in addition to all other rights and remedies granted to it under this Security Agreement or the Note and under any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may
(i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any Trademark, Copyright, or process used or owned by Grantor and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Secured Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent Grantor has the right to do so, Grantor authorizes Secured Party, on the terms set forth in this Section 7 to enter the premises where the Collateral is located, to take possession of the Collateral, or any part of it, and to pay, purchase, contact, or compromise any encumbrance, charge, or lien which, in the opinion of Secured Party, appears to be prior or superior to its security interest. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Grantor further agrees, at Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places which Secured Party shall reasonably select, whether at Grantor's premises or elsewhere. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 7(f), below and only after so paying over such net proceeds and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral. Grantor agrees that Secured Party need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Secured Party is entitled from Grantor, Grantor also being liable for the attorney costs of any attorneys employed by Secured Party to collect such deficiency.

                  (B) As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when Secured Party shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the "ACT"), Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable, but subject to the other requirements of this
Section 7(b), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event Secured Party may, in its sole discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided above in this Section 7(b), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then Secured Party shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to applicable requirements of law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as Secured Party may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                  (C) Grantor agrees that in any sale of any of such Collateral, whether at a foreclosure sale or otherwise, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental authority, and Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Secured Party be liable nor accountable to Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                  (D) Grantor also agrees to pay all fees, costs and expenses of Secured Party, including, without limitation, attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                  (E) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (F) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

                  FIRST, to Secured Party in an amount sufficient to pay in full the costs of Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, attorneys' fees;

                  SECOND, to Secured Party in an amount equal to the then unpaid Secured Obligations; and

                  FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

                  (G) In the event that Secured Party exercises a remedy set forth in this Security Agreement with respect to Collateral consisting of gaming devices, cashless wagering systems and associated equipment (as those terms are defined in the Gaming Laws) and a transfer, sale, distribution or other disposition of such Collateral occurs, such transfer, sale, distribution or other disposition may require the separate and prior approval of the Gaming Authorities pursuant to applicable Gaming Laws or the licensing of Secured Party or other transferee.

      8. INDEMNITY. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Security Agreement or otherwise (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

      9. LIMITATION ON SECURED PARTY'S DUTY IN RESPECT OF COLLATERAL. Secured Party shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as Grantor requests in writing except during an Event of Default, but failure of Secured Party to comply with any such request shall not in itself be deemed a failure to act reasonably, and no failure of Secured Party to do any act not so requested shall be deemed a failure to act reasonably.

      10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      11. MISCELLANEOUS.

            11.1 WAIVERS; MODIFICATIONS. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Secured Party.

            11.2 TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.

            11.3 SUCCESSOR AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, any future holder of any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Secured Party hereunder.

            11.4 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of a different jurisdiction.

                  11.5 GAMING RESTRICTIONS ON PLEDGE OF INVESTMENT PROPERTY.

            (A) If any subsidiary of Grantor is subject to the jurisdiction of any Gaming Authorities as a licensee or registered company under Gaming Laws, the pledge of any equity securities issued by such licensee or registered company ("PLEDGED GAMING STOCK") under this Security Agreement will require the approval of the Gaming Authorities in order to become effective and any subsequent amendment of this Security Agreement will require the prior approval of the Gaming Authorities in order to become effective.

            (B) In the event that Secured Party exercises a remedy set forth in this Security Agreement with respect to any Pledged Gaming Stock, that is a foreclosure, transfer of a possessory security interest in such Collateral, the exercise of voting and consensual rights with respect thereto afforded hereunder and/or re-registration of such Collateral, such exercise of remedies would be deemed a separate transfer of such Collateral and would require the separate and prior approval of the Gaming Authorities pursuant to applicable Gaming Laws and the licensing of the Secured Party or other transferee, unless such licensing requirement is waived by the Gaming Authorities.

            (C) The physical location of all certificates evidencing Pledged Gaming Stock shall at all times remain within the territory of the State of Nevada at a location designated to the Nevada Gaming Authorities (and thereafter shall not change the location of such Pledged Gaming Stock or permit such change, in either case, without prior notice to Grantor), and each of such certificates shall be made available for inspection by agents of the Nevada Gaming Authorities immediately upon request during normal business hours. Secured Party shall not surrender possession of the Pledged Gaming Stock to any person other than Grantor without the prior approval of the Nevada Gaming Authorities or as otherwise permitted by applicable Nevada Gaming Laws.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


ADDRESS OF VIRTGAME CORP.                             VIRTGAME CORP., as Grantor


                                                      By: /s/  Mark R. Newburg
----------------------------------------------            --------------------

                                                      Printed Name: Mark R. Newburg
----------------------------------------------                     ----------------

                                                      Title: President and CEO
----------------------------------------------               -----------------


TAXPAYER IDENTIFICATION NUMBER OF GRANTOR             JURISDICTION OF ORGANIZATION OF GRANTOR


____________________________________                  Delaware


ACCEPTED AND ACKNOWLEDGED BY:

MIKOHN GAMING CORPORATION, D/B/A
PROGRESSIVE GAMING INTERNATIONAL
CORPORATION, as Secured Party


By:  /s/  Michael A. Sicuro
     -----------------------------------
Printed Name:
               -------------------------

Title:
          ------------------------------